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                                                                    Exhibit 10.9

                                 H&R BLOCK, INC.

                  1989 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                             STOCK OPTION AGREEMENT

            1. Grant of Option. H&R Block, Inc., a Missouri corporation (the "Company"), hereby grants to ______________ (the "Optionee") as of ____________("Date of Grant") an option (the "Stock Option"), pursuant to the Company's 1989 Stock Option Plan for Outside Directors, as amended, which is by this reference incorporated herein and made a part hereof (the "Plan"), to purchase an aggregate of _______ SHARES of common stock, without par value (the "Common Stock"), of the Company at a purchase price of _______ per share (the "Purchase Price"), subject to the terms and conditions herein and in the Plan. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended.

            2. Term of Option. The Stock Option shall expire as to all of its unexercised shares on the date which is exactly ten (10) years after the Date of Grant ("Expiration Date") and, except as provided in Section 3(a) hereof, shall terminate when the Optionee ceases for whatever reason to be a member of the Board of Directors of the Company or any Subsidiary of the Company (as defined in the Plan).

            3. Exercise of Stock Option. The Stock Option granted hereunder shall be exercisable from time to time by the Optionee by giving written notice of exercise to the Company specifying the number of whole shares to be purchased, and accompanied by full payment of the purchase price therefor, subject, however, to the following restrictions:

            (a) This Stock Option may not be exercised in whole or in part if the Optionee is not, at the time of the exercise of such Stock Option, a director of the Company or any Subsidiary of the Company, and, further, has not been continuously such a director from the Date of Grant to and including the date of such exercise of such Stock Option, except that if, prior to the Expiration Date, the Optionee shall cease to be a director of the Company or any Subsidiary of the Company because of death, retirement or removal of the Optionee as a director of the Company or any Subsidiary of the Company without "cause" (as defined below), the Stock Option shall continue and shall terminate:
365 days after the date of death, but only if such death occurred while the Optionee was a director of the Company or any Subsidiary of the Company; or three (3) years after the Optionee's retirement as a director from the Company or any Subsidiary of the Company; or 180 days after the date of removal of the Optionee as a director of the Company or any Subsidiary of the Company without cause; and within which time this Stock Option shall be fully exercisable as to all of the shares subject to this Stock Option. This Stock Option shall in no event be exercisable after the Expiration Date.

            In the event of the death of the Optionee, this Stock Option shall be exercisable only by the person or persons to whom the Optionee's rights under this Stock Option shall pass by the Optionee's will or by laws of descent and distribution. For purposes hereof, the term "cause," in connection with removal of the Optionee as a director and irrespective of the meaning of removal of a director for cause under Missouri or any other state law or otherwise, shall mean when the Optionee shall have been finally adjudged to have been knowingly fraudulent, deliberately dishonest or engaged in willful misconduct in the performance of any of his or her duties to the Company or any Subsidiary of the Company.

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            (b) Notwithstanding anything herein to the contrary, this Stock
Option may not be exercised at any time when its exercise or the delivery of shares of Common Stock or other securities thereunder would, in the opinion of counsel for the Company, be in violation of any state or federal law, rule or ordinance, including any state or federal securities laws or any regulation or ruling of the Securities and Exchange Commission. If at any time counsel for the Company shall determine that qualification or registration of the Common Stock or other securities thereby covered under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the exercise of the Stock Option or the purchase of shares thereunder, then it may not be exercised, in whole or in part, unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable. Further, the Optionee agrees that upon exercise of this Stock Option he or she will take the shares of Common Stock issuable upon such exercise for investment and not with a view toward the distribution thereof, provided that this representation shall be of no force and effect at any time when an effective registration statement under the Securities Act of 1933, as amended, and under applicable state securities laws, shall be in effect with respect to the Common Stock optioned hereunder.

            (c)(i) Full payment of the aggregate option price (defined below) for shares purchased shall be made at the time of exercising the Stock Option in whole or in part. Full payment shall be made (A) in cash, or (B) by delivery of Common Stock of the Company with a fair market value equal to the aggregate option price, or (C) by a combination of payment of cash and delivery of Common Stock of the Company in amounts so that the sum of the amount of cash plus the fair market value of the Common Stock of the Company equals the aggregate option price, provided that payment shall be made only in cash unless at least six months have elapsed between the date of Optionee's acquisition of each share of Common Stock delivered by Optionee in full or partial payment of the aggregate option price and the date on which the Stock Option is exercised.

            (ii) The "aggregate option price" shall be the product of (A) the Purchase Price per share and (B) the number of shares purchased pursuant to exercise, in whole or in part, of the Stock Option.

            (iii) The fair market value of a share of the Company's Common Stock shall be the closing price per share of Common Stock of the Company on the New York Stock Exchange on the last trading date preceding the date on which the Stock Option is exercised. The fair market value of the Common Stock of the Company delivered in the exercise of any Stock Option may not exceed the aggregate option price. No fractional shares of Common Stock of the Company may be delivered upon the exercise of any Stock Option.

            4. No Shareholder Privileges. Neither the Optionee nor any person claiming under or through him or her shall be or have any of the rights or privileges of a shareholder of the Company in respect of any of the Common Stock issuable upon the exercise of this Stock Option, unless and until certificates evidencing such shares of Common Stock shall have been duly issued and delivered.

            5. Non-Transferability of Option. The Stock Option granted

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hereunder shall not be transferable or assignable by Optionee otherwise than by will or the laws of descent and distribution (as specified above) and shall be exercisable during the lifetime of the Optionee only by him or her. Except as otherwise herein provided, the Stock Option hereby granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this Stock Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges hereby granted, then and in any such event this Stock Option and the rights and privileges hereby granted shall immediately become null and void.

            6. Adjustment of Shares. If there shall be any change in the capital structure of the Company, including but not limited to a change in the number or kind of the outstanding shares of the Common Stock of the Company resulting from a stock dividend or split-up, or combination or reclassification of such shares (or of any stock or other securities into which shares shall have been changed, or for which they shall have been exchanged), then the Board of Directors of the Company shall make such equitable adjustments with respect to the Stock Option, or any other provisions of the Plan, as it deems necessary or appropriate, to prevent dilution or enlargement of the Stock Option rights hereunder or of the shares subject to this Stock Option, including, if necessary, any adjustment in the maximum number of shares subject to the Plan or the number of shares of Common Stock subject to this Stock Option.

            7. Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company shall, acting in its absolute and sole discretion, make such arrangement, which shall be binding upon the Optionee of unexpired Stock Option rights, for: (a) the substitution of new stock options or other contractual rights of any nature for any unexpired Stock Option then outstanding hereunder, or (b) for the assumption of any such unexpired Stock Option.

            8. Interpretation and Regulations. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by any Option Committee appointed by the Board and to make any changes in such guidelines as from time to time the Board may deem necessary.

            9. Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company (Attention: Management Stock Option Department) at 4400 Main Street, Kansas City, Missouri 64111, or at such other address as the Company may hereafter designate in writing to the Optionee. Any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth beneath his or her signature hereto or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed to have been duly given when personally delivered or when deposited in the United States mails via regular or certified mail, addressed as aforesaid, postage prepaid.

            10. Optionee's Representations and Warranties. By execution of this Agreement, Optionee represents and warrants to the Company that Optionee is familiar with the Company and its plans, operations and financial condition. Prior to

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the acceptance of this Stock Option, Optionee has received all information as
Optionee deems necessary and appropriate to enable an evaluation of the financial risk inherent in accepting the Stock Option, and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

            11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

                                            COMPANY:

                                            H&R BLOCK, INC.

                                            By: __________________________

                              OPTIONEE'S ACCEPTANCE

            The undersigned hereby accepts the foregoing Stock Option and agrees to the terms and conditions thereof.

                                            OPTIONEE:

                                            ______________________________

                                    Address:
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